UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 10, 2008
American Apparel, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-32697	20-3200601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
747 Warehouse Street, Los Angeles, California		90021-1106
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(213) 488-0226
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 10, 2008, American Apparel, Inc. (the “Company”) issued a press release announcing its results of operations for the third quarter of 2008. The press release is furnished herewith as Exhibit 99.1. The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On November 10, 2008, the Company held an earnings conference call (the “Earnings Call”) to discuss the Company’s results of operations for the third quarter of 2008. The Company inadvertently referred during the Earnings Call to an EBITDA mark for 2009; the year referred to should have been 2008. A copy of the transcript of the Earnings Call, showing the original words spoken and a clarification note, is furnished herewith as Exhibit 99.2.

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in any filing under the Securities Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated November 10, 2008, of American Apparel, Inc.

99.2	Transcript of the Third Quarter 2008 Earnings Conference Call held on November 10, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Date: November 12, 2008	By:	/s/ Dov Charney
		Name:	Dov Charney
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 10, 2008, issued by American Apparel, Inc.

99.2	Transcript of the Third Quarter 2008 Earnings Conference Call held on November 10, 2008.